UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2021

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 19, 2021, Shawn Guertin, member of the Board of Directors (the "Board") of DaVita Inc. (the "Company"), notified the Board that he will step down from the Board, as a member and chair of the Audit Committee of the Board (the "Audit Committee") and as a member of the Nominating and Governance Committee of the Board (the "Nominating and Governance Committee") due to anticipated increased time commitments associated with his pending new position as executive vice president and chief financial officer of CVS Health. Mr. Guertin therefore will no longer be considered a director nominee for the purposes of the election of directors at the Company's 2021 Annual Meeting of Stockholders to be held on June 10, 2021. Mr. Guertin's decision to step down is not the result of any disagreement with the Company and was effective as of May 19, 2021.

In connection with the foregoing, the Board approved a reduction in the size of the Board from nine to eight members. Barbara Desoer, member of the Board and Compliance and Quality Committee of the Board (the "Compliance and Quality Committee"), and chair of the Compensation Committee of the Board (the "Compensation Committee"), was appointed to serve as a member of the Audit Committee and will no longer serve on the Compliance and Quality Committee. Paula Price, member of the Board, Compliance and Quality Committee and Audit Committee was appointed to serve as chair of the Audit Committee. John Nehra, member of the Board, Compensation Committee and Audit Committee, was appointed to serve on the Nominating and Governance Committee. All of the actions described in this paragraph were effective as of May 19, 2021. The Board is engaged in an ongoing process to select one or more new directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: May 21, 2021	By:	/s/ Kathleen A. Waters
Kathleen A. Waters
Chief Legal and Public Affairs Officer